EXHIBIT 99.1

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by the Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•

was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 120 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, SLM Education Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of May 1, 2010, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date. The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $5,540,524 to be capitalized as of the statistical disclosure date. Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding. The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans. For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan. The following tables reflect those loan segments within the number of loans. In addition, approximately 47 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction. Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF

THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$1,448,340,531
Aggregate Outstanding Principal Balance—Treasury Bill	$208,222,932
Percentage of Aggregate Outstanding Principal Balance—Treasury Bill	14.38%
Aggregate Outstanding Principal Balance—Commercial Paper	$1,240,117,598
Percentage of Aggregate Outstanding Principal Balance—Commercial Paper	85.62%
Number of Borrowers	48,624
Average Outstanding Principal Balance Per Borrower	$29,787
Number of Loans	81,692
Average Outstanding Principal Balance Per Loan—Treasury Bill	$20,704
Average Outstanding Principal Balance Per Loan—Commercial Paper	$17,312
Weighted Average Remaining Term to Scheduled Maturity	224 months
Weighted Average Annual Interest Rate	5.98%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future. See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments. The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the three-month commercial paper rate was 2.64% as of the statistical disclosure date. See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For this purpose, the three-month commercial paper rate is the average of the bond equivalent rates of the three-month commercial paper (financial) rates in effect for each of the days in a calendar quarter as reported by the Federal Reserve in Publication H.15 (or its successor) for that calendar quarter. The 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	3	$29,511	*
3.01% to 3.50%	5,389	81,783,922	5.6%
3.51% to 4.00%	4,183	96,662,783	6.7
4.01% to 4.50%	14,313	204,740,201	14.1
4.51% to 5.00%	16,881	253,783,951	17.5
5.01% to 5.50%	3,651	62,909,837	4.3
5.51% to 6.00%	4,215	73,826,351	5.1
6.01% to 6.50%	6,100	110,634,924	7.6
6.51% to 7.00%	6,635	125,620,661	8.7
7.01% to 7.50%	2,763	55,518,422	3.8
7.51% to 8.00%	7,044	143,566,762	9.9
8.01% to 8.50%	7,103	151,685,713	10.5
Equal to or greater than 8.51%	3,412	87,577,495	6.0

Total	81,692	$1,448,340,531	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date. Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date. See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools—Sallie Mae’s Student Loan Financing Business” in the original prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY

OUTSTANDING PRINCIPAL BALANCE PER BORROWER

AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	3,700	$10,302,427	0.7%
$ 5,000.00—$ 9,999.99	8,589	65,889,632	4.5
$10,000.00—$14,999.99	6,660	82,241,324	5.7
$15,000.00—$19,999.99	6,057	105,293,007	7.3
$20,000.00—$24,999.99	4,475	100,178,478	6.9
$25,000.00—$29,999.99	3,385	92,379,876	6.4
$30,000.00—$34,999.99	2,569	83,428,411	5.8
$35,000.00—$39,999.99	2,054	76,755,012	5.3
$40,000.00—$44,999.99	1,762	74,672,030	5.2
$45,000.00—$49,999.99	1,374	65,091,528	4.5
$50,000.00—$54,999.99	1,146	60,062,460	4.1
$55,000.00—$59,999.99	1,023	58,799,618	4.1
$60,000.00—$64,999.99	830	51,794,444	3.6
$65,000.00—$69,999.99	663	44,744,267	3.1
$70,000.00—$74,999.99	547	39,595,960	2.7
$75,000.00—$79,999.99	473	36,605,537	2.5
$80,000.00—$84,999.99	431	35,507,090	2.5
$85,000.00—$89,999.99	383	33,528,631	2.3
$90,000.00—$94,999.99	295	27,241,710	1.9
$95,000.00—$99,999.99	246	23,956,318	1.7
$100,000.00 and above	1,962	280,272,768	19.4

Total	48,624	$1,448,340,531	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY DELINQUENCY STATUS AS OF THE

STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	74,732	$1,290,837,126	89.1%
31-60 days	2,546	53,375,945	3.7
61-90 days	1,463	31,536,307	2.2
91-120 days	759	17,577,559	1.2
121-150 days	517	14,252,955	1.0
151-180 days	415	11,929,229	0.8
181-210 days	302	6,467,844	0.4
Greater than 210 days	958	22,363,567	1.5

Total	81,692	$1,448,340,531	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY REMAINING TERM TO SCHEDULED MATURITY

AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	81	$51,042	*
4 to 12	331	429,367	*
13 to 24	620	1,729,022	0.1%
25 to 36	1,025	4,479,036	0.3
37 to 48	844	4,775,094	0.3
49 to 60	2,044	9,373,705	0.6
61 to 72	1,904	11,892,148	0.8
73 to 84	2,769	19,011,807	1.3
85 to 96	9,445	55,547,107	3.8
97 to 108	3,276	25,377,894	1.8
109 to 120	3,192	29,670,281	2.0
121 to 132	3,287	40,250,436	2.8
133 to 144	4,000	51,716,548	3.6
145 to 156	10,093	114,318,972	7.9
157 to 168	3,942	52,697,120	3.6
169 to 180	3,284	48,376,736	3.3
181 to 192	2,586	44,405,403	3.1
193 to 204	2,555	49,924,116	3.4
205 to 216	5,737	111,448,698	7.7
217 to 228	2,543	55,551,606	3.8
229 to 240	2,506	60,192,197	4.2
241 to 252	1,829	50,202,087	3.5
253 to 264	1,574	48,727,064	3.4
265 to 276	4,335	151,660,912	10.5
277 to 288	1,742	67,067,981	4.6
289 to 300	1,704	70,513,116	4.9
301 to 312	1,216	57,772,545	4.0
313 to 324	671	37,959,468	2.6
325 to 336	696	39,710,856	2.7
337 to 348	553	36,890,863	2.5
349 to 360	767	56,175,823	3.9
361 and above	541	40,441,481	2.8

Total	81,692	$1,448,340,531	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future. See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools—Sallie Mae’s Student Loan Financing Business” in the original prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY CURRENT BORROWER PAYMENT STATUS

AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	7,573	$159,234,754	11.0%
Forbearance	6,099	155,447,652	10.7
Repayment
First year in repayment	2,232	75,901,039	5.2
Second year in repayment	2,359	66,210,580	4.6
Third year in repayment	3,366	84,691,254	5.8
More than 3 years in repayment	60,063	906,855,252	62.6

Total	81,692	$1,448,340,531	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date. The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan—repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools—Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 71.7, calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN

STATUS OF THE TRUST STUDENT LOANS BY

CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	11.3	—	248.6
Forbearance	—	4.5	257.5
Repayment	—	—	214.4

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future. Of the $159,234,754 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $70,297,285 or approximately 44.1% of such loans are to borrowers who had not graduated as of that date. We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs. As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans. See Appendix A to the preliminary remarketing memorandum.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS

AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	600	$11,156,518	0.8%
Alaska	134	1,996,230	0.1
Arizona	2,604	46,213,315	3.2
Arkansas	496	8,379,308	0.6
California	7,393	144,463,457	10.0
Colorado	1,225	21,044,192	1.5
Connecticut	1,251	19,309,505	1.3
Delaware	212	3,614,768	0.2
District of Columbia	419	9,087,072	0.6
Florida	6,170	137,617,637	9.5
Georgia	2,662	53,536,127	3.7
Hawaii	296	5,437,766	0.4
Idaho	233	4,365,875	0.3
Illinois	3,517	56,418,374	3.9
Indiana	5,318	83,705,156	5.8
Iowa	408	6,209,332	0.4
Kansas	1,524	22,779,048	1.6
Kentucky	1,147	16,693,718	1.2
Louisiana	2,892	51,136,715	3.5
Maine	330	6,159,226	0.4
Maryland	2,129	41,319,802	2.9
Massachusetts	3,148	48,005,048	3.3
Michigan	1,546	29,259,379	2.0
Minnesota	788	13,780,166	1.0
Mississippi	594	11,756,603	0.8
Missouri	1,482	24,568,558	1.7
Montana	114	1,882,868	0.1
Nebraska	138	2,082,035	0.1
Nevada	476	8,558,666	0.6
New Hampshire	709	9,917,060	0.7
New Jersey	2,184	39,349,958	2.7
New Mexico	309	5,612,368	0.4
New York	6,304	110,709,639	7.6
North Carolina	1,864	34,115,379	2.4
North Dakota	31	650,974	*
Ohio	461	8,328,382	0.6
Oklahoma	1,019	16,768,382	1.2
Oregon	960	16,692,750	1.2
Pennsylvania	3,160	52,801,829	3.6
Rhode Island	223	3,243,372	0.2
South Carolina	824	15,644,018	1.1
South Dakota	60	926,946	0.1
Tennessee	1,220	21,232,090	1.5
Texas	6,129	103,495,788	7.1
Utah	241	5,683,537	0.4
Vermont	115	2,368,301	0.2
Virginia	2,573	41,718,965	2.9
Washington	1,978	31,717,528	2.2
West Virginia	460	7,512,676	0.5
Wisconsin	874	14,421,468	1.0
Wyoming	61	1,023,126	0.1
Other	687	13,869,531	1.0

Total	81,692	$1,448,340,531	100.0%

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments. Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan. The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance. Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans. For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans. Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans. Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis. The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income. Under that plan, ultimate repayment may be delayed up to five years. Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans. These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	55,552	$897,081,759	61.9%
Other Repayment Options(1)	25,364	522,873,332	36.1
Income Sensitive(2)	776	28,385,440	2.0

Total	81,692	$1,448,340,531	100.0%

(1)	Includes, among others, graduated repayment and some interest-only period loans.
(2)	Includes some interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 4,810 loans with an aggregate outstanding principal balance of $149,194,304 currently in an interest-only period. These interest-only loans represent approximately 10.3% of the aggregate outstanding principal balance of the trust student loans. Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date. If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN

TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	40,267	$644,217,894	44.5%
Unsubsidized	41,425	804,122,636	55.5

Total	81,692	$1,448,340,531	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY DATE OF DISBURSEMENT AS OF

THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	554	$10,910,604	0.8%
October 1, 1993 through June 30, 2006	81,138	1,437,429,927	99.2
July 1, 2006 and later	0	0	0.0

Total	81,692	$1,448,340,531	100.0%

Guaranty Agencies for the Trust Student Loans.    The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY GUARANTY AGENCY AS OF

THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	2,203	$31,127,950	2.1%
California Student Aid Commission	1,771	33,870,850	2.3
College Assist	26	674,245	*
Educational Credit Management Corporation	393	5,881,596	0.4
Great Lakes Higher Education Corporation	502	13,758,525	0.9
Illinois Student Assistance Commission	2,249	34,565,807	2.4
Iowa College Student Aid Commission	182	2,715,535	0.2
Kentucky Higher Education Assistance Authority	684	8,882,622	0.6
Louisiana Office of Student Financial Assistance	577	8,020,022	0.6
Michigan Guaranty Agency	631	11,152,305	0.8
Montana Guaranteed Student Loan Program	3	20,160	*
New Jersey Office of Student Assistance	2,257	35,213,431	2.4
New York State Higher Education Services Corporation	7,419	120,463,312	8.3
Northwest Education Loan Association	4,077	62,051,897	4.3
Oklahoma Guaranteed Student Loan Program	989	15,203,463	1.0
Pennsylvania Higher Education Assistance Agency	4,592	73,583,172	5.1
Student Loan Guarantee Foundation of Arkansas, Inc.	177	2,757,093	0.2
Tennessee Student Assistance Corporation	519	7,654,453	0.5
Texas Guaranteed Student Loan Corporation	3,151	55,988,098	3.9
United Student Aid Funds, Inc.	49,290	924,755,994	63.8

Total	81,692	$1,448,340,531	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

SIGNIFICANT GUARANTOR

INFORMATION

The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.

We obtained the following information from various sources, including from the Significant Guarantor and/or from the Department of Education. None of the depositor, SLM ECFC or the remarketing agents has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960. In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students who are enrolled at or plan to attend approved educational institutions; (ii) guarantees education loans made pursuant to certain loan programs under the Higher Education Act of 1965, as amended (“the Act”), as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Act in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada, and Wyoming.

USA Funds contracts with Sallie Mae, Inc., a wholly owned subsidiary of SLM Corporation. USA Funds also contracts with Student Assistance Corporation, a wholly owned subsidiary of SLM Corporation. SLM Corporation and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

Effective December 13, 2004, USA Funds became the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student or parent borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’ losses on default-claim payments made to lenders. The Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency. Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

The Higher Education Reconciliation Act (HERA), which was signed into law in February 2006, requires all guarantors to collect and deposit into the federal reserve fund a federal default fee of 1 percent of the principal amount of all Stafford and PLUS loans guaranteed on or after July 1, 2006. USA Funds paid the federal default fee to the federal reserve fund from the operating fund on behalf of the borrower for all PLUS loans made by a lender that paid the federal default fee on behalf of its Stafford borrowers for loans guaranteed by USA Funds from July 1, 2006, through June 30, 2007, and for all PLUS loans guaranteed by USA Funds on or after July 1, 2007 through June 30, 2008, for graduate- and professional-student-borrowers. For loans guaranteed beginning February 1, 2008, USA Funds subsidized from its non-federal resources, one-half of the 1 percent federal default fee, when the originating lender paid the other half of the fee for borrowers attending schools in USA Funds’ designated and key states of Arizona, California, Florida, Hawaii, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming, and for borrowers attending all other schools with final 2005 cohort-default rates of less than 7 percent. Effective October 1, 2009, USA Funds no longer paid the federal default fee from the operating fund on behalf of the borrower.

As of September 30, 2009, USA Funds held net assets on behalf of the federal reserve fund of approximately $408 million. Through September 30, 2009, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $107 billion. Also, as of September 30, 2009, USA Funds had operating fund assets totaling slightly over $1 billion, which includes the $408 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves, including non-cash allowance and other non-cash charges and amounts to be remitted to the U.S. Department of Education for reserve recalls in 2003 through 2005, in a guarantors federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2005	2006	2007	2008	2009
United Student Aid Funds, Inc.	0.45%	0.26%	0.28%	0.33%	0.38%

USA Funds’ “guarantee volume” is the approximate aggregate principal amount of federally reinsured education loans (including subsidized and unsubsidized Stafford and PLUS loans but excluding consolidation loans) guaranteed by USA Funds. For the last five fiscal years, the “guarantee volume” was as follows:

	Loans Guaranteed
	Federal Fiscal Year
	($ in millions)
Guarantor	2005	2006	2007	2008	2009
United Student Aid Funds, Inc.	$10,724	$12,586	$15,581	$17,202	$20,067

USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the “recovery rate” was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2005	2006	2007	2008	2009
United Student Aid Funds, Inc.	35.05%	38.03%	40.30%	45.60%	36.19%

USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2005	2006	2007	2008	2009
United Student Aid Funds, Inc.	1.41%	1.21%	2.13%	2.07%	1.92%

In addition, USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance. For the last five fiscal years, the “loss rate” was as follows: 2009 – 4.62%; 2008 – 4.26 percent; 2007 – 4.07 percent; 2006 – 3.84 percent; 2005 – 3.46 percent.

USA Funds is headquartered in Fishers, Indiana. USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Director, Corporate Communications.